UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  On July 27, 2011

Quepasa Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On July 27, 2011, Quepasa Corporation (the “Company”) filed a post effective amendment on Form S-3 (the “Amendment”) to a Registration Statement filed in February 2007 (the “2007 Registration Statement”).  In connection with 2006/2007 financings, the Company agreed to keep the 2007 Registration Statement current and effective until such time as the investors sold all of their securities.  The Company filed the Amendment as a result of one of the investors requesting to exercise his warrants.  The 2007 Registration Statement was no longer current and was not on a Form S-3 which is updated by the Forms 8-K, 10-K and 10-Q filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: July 27, 2011	By:	/s/ Michael Matte
	Name:	Michael Matte
	Title:	Chief Financial Officer